                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                (Amendment No. )


Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
   [X]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               COMMUNITY BANCORP.
---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------
         (5) Total fee paid:

               ------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

               ------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------
         (3) Filing party:

               ------------------------------------------------------------
         (4)   Date Filed:

               ------------------------------------------------------------

April _, 2007


Dear Fellow Shareholders:

      You are cordially invited to the Annual Meeting of the Shareholders of Community Bancorp., which will be held at 5:30 p.m. at the Elks Club, Derby, Vermont, on Tuesday, May 15, 2007. As in prior years, a dinner will be served following the meeting.

      Our proxy materials and Annual Report for 2006 are enclosed for your review. This year, we have nominated St. Johnsbury businessman Peter J. Murphy to stand for election to a three year term on the Board of Directors. Peter is the President and a principal of Murphy Realty Co., Inc., a commercial real estate development company based in St. Johnsbury. Mr. Murphy would replace Director Dale R. Wells, who has decided not to stand for reelection to the Board. We appreciate Mr. Wells' many years of service on the Board and his valuable perspective as a business leader in our St. Johnsbury market area.

      In addition to election of directors and ratification of the selection of the Company's external auditors, this year you will be asked to vote on an amendment to the Company's Amended and Restated Articles of Incorporation, to increase the number of authorized shares of common stock from 6,000,000 to 10,000,000 shares, and to authorize the creation of a new class of stock consisting of 1,000,000 shares of preferred stock issuable in one or more series, with relative rights and preferences of each series to be determined by the Board of Directors at the time of issuance. For the reasons explained in the enclosed proxy statement, we urge you to vote in favor of the amendment.

      I encourage you to sign, date and return your proxy card promptly so that your shares will be represented and can be voted at the meeting whether or not you are present in person. You may withdraw your proxy and vote in person at the meeting if you choose to do so.

      As always, thank you for your continued support of Community Bancorp. I look forward to seeing you at the annual meeting.

                                       Sincerely,

                                       COMMUNITY BANCORP.


                                       Richard C. White
                                       Chairman & CEO

RCW/cb
Enclosures

[LOGO]
                               COMMUNITY BANCORP.
                                   Derby Road
                                    Route 5
                              Derby, Vermont 05829

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2007

      The annual meeting of shareholders of Community Bancorp. will be held at the Elks Club, Derby, Vermont, on Tuesday, May 15, 2007, at 5:30 p.m., for the following purposes:

      1. To elect four directors to the class whose term will expire at the annual meeting of shareholders in 2010;

      2. To amend Article Five of the Company's Amended and Restated Articles of Incorporation to (i) increase the number of authorized common shares from 6,000,000 to 10,000,000, and (ii) create a new class of preferred shares issuable in one or more series, with the rights and preferences of such shares established by the Board of Directors at the time of issuance;

      3. To ratify the selection of the independent public accounting firm of Berry, Dunn, McNeil & Parker as the Company's external auditor for the fiscal year ending December 31, 2007; and

      4. To transact such other business as may properly be brought before the meeting.

      The close of business on March 13, 2007, has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the annual meeting.

                                       By Order of the Board of Directors,


                                       CHRIS BUMPS
                                       Corporate Secretary

Derby, Vermont
April __, 2007

      YOUR PROXY IS ENCLOSED. PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. IT IS IMPORTANT THAT YOU RETURN YOUR COMPLETED PROXY PROMPTLY.

                                     INDEX

PROXY STATEMENT                                                               1
  ANNUAL MEETING OF SHAREHOLDERS                                              1
  GENERAL VOTING INFORMATION                                                  1
    Who is entitled to vote at the annual meeting?                            1
    How many shares are entitled to vote at the meeting?                      1
    How many votes do I have?                                                 1
    How do I vote?                                                            1
    How do I vote if my shares are held in the name of a broker or bank?      1
    How do I vote if my shares are held in the Company's 401(k) Plan?         2
    Can I change my vote after submitting the proxy card?                     2
    What are "broker non-votes"?                                              2
    What constitutes a quorum and how are votes counted for that purpose?     3
    What does it mean if I received more than one proxy card?                 3
    How are proxies being solicited and who pays the expenses?                3
    How many votes are required for the election of directors (Article 1)? 3 How many votes are required to approve the proposed amendment to the
     Company's Amended and Restated Articles of Incorporation (Article 2?) 4 How many votes are required to ratify the selection of Berry, Dunn,
     McNeil & Parker as the Company's independent auditor?                    4
    How many votes are required to approve any other matter that
     may come before the meeting?                                             4
    May shareholders submit nominations for election as directors or for
     consideration of other matters?                                          4
  SHARE OWNERSHIP INFORMATION                                                 5
    Section 16(a) Beneficial Ownership Reporting Compliance                   6
  ARTICLE 1                                                                   6
  ELECTION OF DIRECTORS                                                       6
    Directors' Fees and Other Compensation                                    9
    Directors' Deferred Compensation Plan                                    10
    Directors' Retirement Plan                                               10
    Vote Required                                                            11
  CORPORATE GOVERNANCE                                                       11
    Director Independence                                                    11
    Board Meeting Attendance                                                 12
    Board Committees                                                         12
    Shareholder Communications with the Board                                14
    Attendance at Annual Shareholders Meeting                                15
    Compensation Committee Interlocks and Insider Participation              15
    Transactions with Management                                             15
  AUDIT COMMITTEE REPORT                                                     15
  EXECUTIVE OFFICERS                                                         17
  COMPENSATION DISCUSSION AND ANALYSIS                                       17
  COMPENSATION COMMITTEE REPORT                                              17
  EXECUTIVE COMPENSATION                                                     18

  ARTICLE 2                                                                  18
  PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE COMMONSHARES
   AND CREATE A CLASS OF PREFERRED STOCK                                     18
    Vote Required                                                            20
  ARTICLE 3                                                                  20
  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS                          20
    Pre-Approval Required for Services of Independent Auditors               21
    Fees Paid to Independent Auditors                                        21
    Vote Required                                                            21
  ANNUAL REPORT                                                              22
  SHAREHOLDER NOMINATIONS AND PROPOSALS                                      22
    Shareholder Nominations                                                  22
    Shareholder Proposals                                                    22
    Use of Discretionary Authority in Connection with Shareholder
     Nominations and Proposals                                               23
    Inclusion of Shareholder Proposals in Company Proxy Materials            23
  OTHER MATTERS                                                              23
  VOTING QUESTIONS OR ASSISTANCE                                             23
   EXHIBIT A                                                                 25
   Proposed Amendment to Increase Authorized Common Stock and Create a
    Class of Preferred Stock                                                 25

                               COMMUNITY BANCORP.
                                   Derby Road
                                    Route 5
                              Derby, Vermont 05829

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2007

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Bancorp. (the "Company") for use at the annual meeting of shareholders and any adjournments of that meeting. The annual meeting will be held on Tuesday, May 15, 2007, at 5:30 p.m. at the Elks Club in Derby, Vermont. The proxy statement and related proxy card are first being sent to shareholders on or about April __, 2007.

                           GENERAL VOTING INFORMATION

Who is entitled to vote at the annual meeting?

Only shareholders of record on the record date for the meeting are entitled to vote. The record date is the close of business on March 13, 2007.

How many shares are entitled to vote at the meeting?

As of the record date for the meeting (March 13, 2007), there were 4,130,213 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the meeting.

How many votes do I have?

Each issued and outstanding share of the Company's common stock, $2.50 par value per share, is entitled to one vote on each matter presented for vote at the meeting.

How do I vote?

If you are a shareholder of record, you may vote by completing and returning the enclosed proxy card in the postage-paid envelope or by voting in person at the meeting. You are a shareholder of record if you own Company common stock in your own name on the stock records maintained by our transfer agent, which is currently Registrar and Transfer Company. A written ballot will be distributed at the meeting for those shareholders of record who wish to vote in person.

How do I vote if my shares are held in the name of a broker or bank?

If your shares are held by a broker or bank, you must obtain a proxy from them and follow the voting instructions on that form. This is the case because your broker or bank, not you, is the record holder of the shares for purposes of determining who is entitled to vote the shares at the meeting and is therefore the party in whose name the shares must be voted.

How do I vote if my shares are held in the Company's 401(k) plan?

If you are a participant in the Company stock fund under the Company's Retirement Savings 401(K) Plan, you will receive a proxy card to vote the pro-rated number of shares in which you own an interest indirectly through that fund, together with a postage-paid envelope to return your completed proxy card to Registrar and Transfer Company, the Company's transfer agent, which will tabulate the votes of plan participants. A single proxy card is then submitted to the Company reflecting the aggregate of the votes on all completed proxies submitted by plan participants.

Can I change my vote after submitting the proxy card?

Yes. If you submit your proxy card for shares registered in your name and later decide that you wish to change or revoke your proxy, you may do so at any time before the proxy is exercised at the annual meeting, by

      o giving written notice of revocation to Chris Bumps, Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829
      o executing a later-dated proxy card and giving written notice to the Corporate Secretary; or
      o voting in person after giving written notice of revocation of your proxy to the Corporate Secretary.

If you need another proxy card to revoke an earlier proxy or if you have any questions, please call the Corporate Secretary at 802-334-7915.

The last vote you submit will supersede all your prior vote(s).

If your shares are held through a broker or other nominee and you wish to change your vote, you should contact the broker or nominee for instructions. Similarly, if your shares are held in the Company's 401(K) Plan and you wish to change your vote, you should contact Registrar and Transfer Company for instructions. Contact information for Registrar and Transfer Company is shown on the last page of this proxy statement.

What are "broker non-votes"?

Shares held in "street name" by brokers (meaning shares held in the name of brokers or their nominees but actually owned by the brokers' customers) may only be voted by the record holder. Generally, a broker may vote shares beneficially owned by its customer without seeking voting instructions from the beneficial owner only on routine matters such as election of directors and ratification of the selection of the independent auditors. If a matter is not routine, but rather is considered "nondiscretionary" under ordinary brokerage industry practices, the broker may not vote the shares without instructions from the beneficial owner. When a broker submits proxies voting less than all of the shares held of record for any reason (including with respect to non-routine matters where instructions have not been received from the beneficial owner), the "missing" votes are so-called "broker non-votes."

Article 2 (Increase in Common Stock and Creation of a New Class of Preferred Stock) is considered nondiscretionary and thus a broker may not vote shares held in street name on that proposal without instructions from the beneficial owner.

What constitutes a quorum and how are votes counted for that purpose?

In order to convene the meeting, a quorum must be present, and in order to take action on any matter, a quorum must be present as to such matter. A majority (more than 50%) of the outstanding shares of the Company's common stock, present in person or represented by proxy and entitled to vote, will constitute a quorum to convene the meeting and to take action as to each matter to be acted upon at the meeting. "Broker non-votes" as to routine matters and shares represented by proxies or ballots, including those marked "WITHHOLD" on Article 1 (Election of Directors) or "ABSTAIN" on Article 3 (Ratification of Selection of Independent Auditors), will be treated as shares present or represented at the meeting and entitled to vote for purposes of determining a quorum. Broker non-votes as to non-routine matters, such as Article 2 (Increase in Common Stock and Creation of a New Class of Preferred Stock), will not be considered present and entitled to vote for purposes of determining a quorum as to such matters because, without instructions from the beneficial owner, the broker does not have authority to represent or vote those shares at the meeting. Shares represented by proxies or ballots marked "ABSTAIN" on Article 2 will be considered present and entitled to vote for purposes of determining a quorum on such matter.

What does it mean if I received more than one proxy card?

If you received more than one proxy card, your shares are registered in different names (for example, "John Smith" and "J. Smith") or are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. For instructions on how to register all your accounts in the same name and address, you should contact the Corporate Secretary at 802-334-7915 or the Company's transfer agent, Registrar and Transfer Company, at the contact location shown on the last page of this proxy statement.

How are proxies being solicited and who pays the expenses?

Proxies are being solicited by mail. They may also be solicited by the Company's directors and officers and by the directors, officers and employees of the Bank. Those individuals may solicit proxies personally or by telephone or electronic communication but they will not receive any additional compensation for such efforts. In addition, the Company has arranged with brokerage houses, banks and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for out-of-pocket expenses they incur in forwarding the materials.

How many votes are required for the election of directors (Article 1)?

In accordance with the Company's bylaws, in order to be elected under Article 1 (Election of Directors) a nominee for director must receive the affirmative vote of at least a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Broker non-votes, if any, and shares represented by proxies or ballots marked "WITHHOLD" on Article 1 (Election of Directors), with respect to one or more individual nominees or to the entire slate of nominees, will have the same effect on the outcome of the election as a vote against the nominees or slate of nominees, as the case may be.

Votes on Article 1 will be counted and the vote results announced at the annual meeting by the inspectors of election.

How many votes are required to approve the proposed amendment to the Company's Amended and Restated Articles of Incorporation (Article 2)?

Approval of the proposal to amend the Company's Amended and Restated Articles of Incorporation for the purpose of authorizing additional shares of common stock and the creation of a new class of preferred stock will require that more votes be cast "FOR" the proposal than "AGAINST" it. Broker non-votes, if any, and shares represented by proxies or ballots marked "ABSTAIN" on Article 2 will have no effect on the outcome of the vote on Article 2.

How many votes are required to ratify the selection of Berry, Dunn, Mcneil & Parker as the Company's independent auditor (Article 3)?

Approval of selection of the Company's independent auditor will require that more votes are cast "FOR" than are cast "AGAINST" the proposal. Shares represented by proxies or ballots marked "ABSTAIN" on Article 3 (Ratification of Selection of Independent Auditors) and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of the vote on Article 3.

Votes on Article 3 will be counted and the vote results announced at the annual meeting by the inspectors of election.

How many votes are required to approve any other matter that may come before the meeting?

As of the date of this proxy statement, the management and directors of the Company do not know of any other matter that may be put to a vote at the meeting. If such a matter does arise, any shares represented by proxies may be voted at the discretion of the attorneys-in-fact named in the proxies, to the extent permitted by law, in accordance with the recommendations of management. Approval of any such other matter would ordinarily require that more votes be cast for the matter than against. Abstentions from voting and broker non-votes, if any, are not treated as votes cast and therefore, would have no effect on the vote to approve any such other matter.

May shareholders submit nominations for election as directors or for consideration of other matters?

The Company's bylaws include a process shareholders should follow if they wish to submit director nominations or propose other action for vote by the shareholders. The deadline for submissions relating to the 2007 annual meeting was initially fixed at January 2, 2007, but was extended to March 26, 2007 in view of the delayed annual meeting date this year. The deadline for submissions for the 2008 annual meeting is January 8, 2008 Additional information about this process is contained elsewhere in this proxy statement under the caption "SHAREHOLDER NOMINATIONS AND PROPOSALS."

In addition, the Corporate Governance/Nominating Committee of the Board of Directors will consider recommendations made by shareholders for possible board nominees. Additional information about this process is contained elsewhere in this proxy statement under the caption "CORPORATE GOVERNANCE-Board Committees-Corporate Governance/ Nominating Committee."

                          SHARE OWNERSHIP INFORMATION

      The following table shows the amount of common stock beneficially owned by all incumbent directors, nominees for director and executive officers of the Company individually and as a group as of March 13, 2007, the record date for the meeting. Except as otherwise indicated in the footnotes to the table, the named individuals possess sole voting and investment power over the shares listed.

                                                Number of Shares Beneficially
                                                 Owned and Percent of Class
--------------------------------------------------------------------------------
                                            Number of Shares    Percent of Class
--------------------------------------------------------------------------------
Directors, Nominees & Executive Officers
--------------------------------------------------------------------------------
Thomas E. Adams (1)                                   26,415                .65%
--------------------------------------------------------------------------------
Aminta K. Conant                                         400                .01%
--------------------------------------------------------------------------------
Jacques R. Couture (2)                                  8049                .19%
--------------------------------------------------------------------------------
Elwood G. Duckless (3)                               144,015               3.49%
--------------------------------------------------------------------------------
Michael H. Dunn (4)                                   74,837               1.81%
--------------------------------------------------------------------------------
Rosemary M. Lalime                                    51,573               1.25%
--------------------------------------------------------------------------------
Marcel M. Locke (5)                                   12,501                .30%
--------------------------------------------------------------------------------
Stephen P. Marsh (6)                                  54,252               1.31%
--------------------------------------------------------------------------------
Dorothy R. Mitchell                                      915                .02%
--------------------------------------------------------------------------------
Anne T. Moore                                         22,109                .55%
--------------------------------------------------------------------------------
Peter J. Murphy                                        2,180                .05%
--------------------------------------------------------------------------------
Dale R. Wells (7)                                     17,029                .41%
--------------------------------------------------------------------------------
Richard C. White (8)                                  59,434               1.44%
--------------------------------------------------------------------------------
Alan A. Wing (9)                                       9,214                .22%
--------------------------------------------------------------------------------
All Directors, Nominees & Executive
Officers as a Group (14 in number) (10)              484,360              11.73%
--------------------------------------------------------------------------------

--------------------
(1)   Includes 10,996 shares held in an IRA for Mr. Adams' benefit.
(2) Includes (i) 4,523 shares held by Mr. Couture jointly with his wife, as to which voting and investment power is shared; (ii) 76 shares held jointly with Mr. Couture's son; and (iii) 972 shares held in an IRA for Mr. Couture's benefit. Does not include 975 shares held in an IRA for the benefit of Mr. Couture's spouse, as to which beneficial ownership is disclaimed.

(3) Includes 27,023 shares held in trust for the benefit of Mrs. Duckless. Mr. Duckless has shared voting and investment power over such shares.
(4) Includes 8,687 shares held by a company of which Mr. Dunn is President and over which he has sole voting power.
(5) Includes 5,534 shares held by Mr. Locke jointly with his wife, as to which voting and investment power is shared.
(6) Includes (i) 28,606 shares held by Mr. Marsh jointly with his wife, as to which voting and investment power is shared; (ii) 24,720 shares indirectly owned by Mr. Marsh through his participation in the Community Bancorp. stock fund under the Company's Retirement Savings Plan; and
      (iii) 27,644 shares pledged as collateral for a loan with a nonaffiliated bank.
(7)   Includes 7,433 shares held in an IRA for Mr. Wells' benefit.
(8) Includes (i) 53,194 shares indirectly owned by Mr. White through his participation in the Community Bancorp. stock fund under the Company's Retirement Savings Plan; (ii) 5,120 shares held in an IRA for Mr. White's benefit; and (iii) 1,437 shares held by Mr. White jointly with his wife, as to which voting and investment power is shared.
(9) All such shares are held by Mr. Wing indirectly through his participation in the Company stock fund under the Company's Retirement Savings Plan.
(10)  Includes 67,199 shares as to which voting and investment power is shared.

      In addition, as of March 13, 2007, 552,012 shares (7.68%) of the Company's issued and outstanding common stock) were held in fiduciary or custodial capacity by the Company's affiliated trust and investment management company, Community Financial Services Group, LLC ("CFSG"), including 317,146 shares, or 6.68%, held on behalf of the Retirement Savings (401(k)) Plan trustee and participants, including the three executive officers named in the share ownership table. It is the practice of CFSG not to vote shares of the Company's common stock unless instructions are received from the beneficial owner.

      Except as set forth above, the Company is not aware of any individual, group, corporation or other entity owning beneficially more than 5% of the Company's outstanding common stock. The Company has no other authorized class of stock.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and to furnish the Company with copies of all such reports. The Company has reviewed the copies of the Section 16 reports filed by the directors and officers, or written representations from them that no Forms 5 were required to be filed for 2006. Based solely on such review, and except as noted in the following paragraph, the Company believes that all Section 16 filing requirements applicable to its officers and directors for 2006 were complied with.

      The Initial Report of Beneficial Ownership on Form 3 filed by Director Dorothy Mitchell after her election to the Board in May, 2006 inadvertently omitted 105 shares of the Company's Common Stock held by her in a brokerage account. The omission was corrected on Ms. Mitchell's Annual Statement of Changes in Beneficial Ownership on Form 5, filed with the SEC on February 12, 2007.

                                   ARTICLE 1

                             ELECTION OF DIRECTORS

      The Amended and Restated Articles of Association and the By-laws of the Company provide for a Board of no fewer than nine and no more than twenty-five directors, to be divided into three classes, as nearly equal in number as possible, each class serving for a period of three years. The Board of Directors currently consists of twelve members and the Board has voted to fix the number of directors at twelve for the ensuing year. After more than ten years of valuable service on the Board, as well as prior service on the Bank's St. Johnsbury Advisory Board, Director Dale R. Wells has decided not to stand for reelection. The Board has nominated Peter J. Murphy to fill the resulting vacancy. Mr. Murphy has served on the Bank's St. Johnsbury Advisory Board since its formation in 1995, and like Mr. Wells, he is a businessman based in our St. Johnsbury market area.

      Additional information on the general criteria the Committee uses to evaluate potential Board candidates is set forth below under the caption "CORPORATE GOVERNANCE - Board Committees - Corporate Governance/Nominating Committee."

      Unless authority is withheld, proxies solicited hereby will be voted in favor of the four nominees to hold office until the 2010 annual meeting of shareholders, or until their respective successors are elected and qualify. If for any reason not now known by the Company, any of such nominees should not be able to serve, proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or to fix the number of directors at fewer than twelve, as the directors in their discretion may deem advisable.

      The following table sets forth certain information concerning each of the nominees and incumbent directors:

                                                                     Director of
                                                                     Community
                                                                     Bancorp.
Name and Age                   Principal Employment                  Since(1)

Nominees to serve (if elected) until 2010 annual meeting:

Michael H. Dunn, Age 65        Book Dealer                              1998
                               Derby, VT

Marcel M. Locke, Age 67        Former Proprietor (now retired)          1986
                               Parkview Garage
                               Orleans, VT

Stephen P. Marsh, Age 59       President, Chief Operating Officer,      1998
                               Treasurer and Director, Community
                               Bancorp.; President, Chief Operating
                               Officer and Director, Community
                               National Bank
                               Derby, VT

Peter J. Murphy, Age 48        President and Principal
                               Murphy Realty Co., Inc.
                               St. Johnsbury, VT
                               (commercial real estate development)

Incumbent Directors to serve until 2009 annual meeting:

Aminta K. Conant, Age 53       Director of Lean Six Sigma               2006
                               Lydall, Inc.
                               St. Johnsbury, VT
                               (auto heat shield manufacturer)

Elwood G. Duckless, Age 66     Past President (now retired)             1987
                               Newport Electric Co.
                               Newport, VT

Rosemary M. Lalime, Age 60     Principal Broker and Owner               1985
                               Coldwell Banker All Seasons Realty
                               Newport, VT

Anne T. Moore, Age 63          Principal Real Estate Broker             1993
                               Taylor Moore Agency Inc.
                               Derby, VT
                               (insurance and real estate)

Incumbent Directors to serve until 2008 annual meeting:

Thomas E. Adams, Age 60        Owner, NPC Realty Co., Inc.              1986
                               Holland, VT

Jacques R. Couture, Age 56     Dairy Farmer/Maple Producer              1992
                               Westfield, VT

Dorothy R. Mitchell, Age 62    Board member, Vermont Student            2006
                               Assistance Corporation; and Co-Chair,
                               Vermont Historical Society Capital
                               Campaign (both community service
                               volunteer positions)
                               Montpelier, VT

Richard C. White, Age 61       Chairman, Chief Executive Officer and    1983
                               Director, Community Bancorp. and
                               Community National Bank
                               Derby, VT

--------------------
(1) Each nominee and each incumbent director is also a director of Community National Bank. The dates indicated in the table reflect only service on the Board of Directors of the Company and not Community National Bank or its regional advisory boards.

      Each incumbent director and nominee has held the principal occupation shown in the table for at least the last five years, except for (i) Mr. White, who, prior to January 6, 2004, also served as President of both the Company and the Bank, and (ii) Mr. Marsh, who, prior to becoming President and Chief Operating Officer of the Company and the Bank on January 6, 2004, served as Vice President of the Company and Executive Vice President and Chief Financial Officer of the Bank.

DIRECTORS' FEES AND OTHER COMPENSATION

      Directors of the Company who are not salaried employees of the Bank receive an annual retainer of $5,500 for serving on the Board and a fee of $275 per Board meeting and $275 per committee meeting. In addition, a member of the Audit Committee participates in the meetings of management's Disclosure Control Committee, which reviews the Company's periodic reports filed with the SEC, and receives a per meeting fee of $275 for attendance at such meetings. Directors of the Company also generally serve as directors of the Bank. Bank Board members who are not salaried employees of the Bank receive an annual retainer of $5,500, a fee of $275 per Board meeting and a fee of $275 per committee meeting. Directors of the Company and the Bank are allowed up to five absences per year from Board and/or committee meetings without forfeiting the per meeting fee for a missed meeting. In addition to the fees for meetings of the Bank's Board of Directors and committee participation, each Bank director attends at least seven meetings per year of the Bank's local advisory boards and receives a fee of $275 per meeting, except for Mr. White and Mr. Marsh, who do not receive any fees for such attendance. This fee structure is intended to compensate the Bank's directors for attendance at Board meetings as well as for the time spent by them in activities directly related to their service on the Board for which they receive no additional compensation, including but not limited to attendance at the annual directors' retreat and attendance at educational seminars or programs on pertinent banking or corporate governance topics.

      From time to time directors may perform evaluations of loan collateral for the Bank and are reimbursed for such services at the rate of $25 per hour.

      The table below summarizes the aggregate compensation paid to the Company's non-employee directors for service on the Boards of the Company and the Bank during 2006:

                           2006 Director Compensation
-----------------------------------------------------------------------
                         Fees Earned or      All Other
Name                     Paid in Cash        Compensation(2)    Total
-----------------------------------------------------------------------
Thomas E. Adams              $20,500                            $20,500
-----------------------------------------------------------------------
Aminta K. Conant             $13,250                            $13,250
-----------------------------------------------------------------------
Jacques R. Couture           $18,500                            $18,500
-----------------------------------------------------------------------
Elwood G. Duckless           $19,000                            $19,000
-----------------------------------------------------------------------
Michael H. Dunn              $18,750                            $19,500
-----------------------------------------------------------------------
Rosemary M. Lalime           $12,350                            $19,000
-----------------------------------------------------------------------
Marcel M. Locke              $18,750              $784          $19,534
-----------------------------------------------------------------------
Dorothy R. Mitchell          $12,350                            $12,350
-----------------------------------------------------------------------
Anne T. Moore                $18,750(1)                         $18,750
-----------------------------------------------------------------------
Dale R. Wells                $19,250                            $19,250
-----------------------------------------------------------------------

--------------------
(1) All fees were deferred under the Directors' Deferred Compensation Plan (described below).
(2)   Fees paid for collateral appraisals.

The Company does not pay any stock-based compensation to its directors, nor does it pay any preferential or above market rate of interest on accrued deferred fees under the Directors' Deferred Compensation Plan (described below) or on accrued retirement benefits under the Directors' Retirement Plan (described below).

Directors' Deferred Compensation Plan

      Under the terms of the Company's Deferred Compensation Plan for Directors, directors of the Company and/or the Bank may elect to defer current receipt of some or all of their director fees. Deferrals are credited to a cash account which bears interest at the rate in effect for the Bank's three-year certificate of deposit, as adjusted from time to time. Payments are deferred until the participant's retirement, death or disability, or at an earlier or later date elected by the participant and are made in a lump sum or in monthly installments, as selected by the participant. Amounts deferred and accumulated interest on deferrals represent a general unsecured obligation of the Company and no assets of the Company or the Bank have been segregated to satisfy the Company's obligations under the Plan. Deferrals under the Plan were temporarily suspended during 2005, as management evaluated the impact of the federal American Jobs Creation Act of 2004 (the "Act") on the Plan. Effective January 1, 2006, deferrals were permitted to resume. It is expected that the plan will be amended prior to year end 2007 to comply with the terms of the Act, following issuance by the IRS later this year of final regulations implementing new Internal Revenue Code section 409A, added by the Act. Pending such formal amendment, the plan will be administered in compliance with the Act.

Directors' Retirement Plan

      Prior to 2005, directors who served on the Board of the Company and/or the Bank for at least five years and who were not salaried employees of the Bank were entitled to receive upon retirement from the Board a lump sum payment of $1,000 for each year of Board service. For this purpose, service rendered as a director of the Company and of the Bank was not compensated separately. Following a re-evaluation of the Company's plans affected by the American Jobs Creation Act of 2004, during 2005 the Company terminated any further accruals under the plan for years after 2004 and Board compensation was adjusted to compensate for the loss of this retirement benefit. Prior to termination of the plan, $82,000 had been accrued by the Company as a retirement benefit expense under this arrangement. Benefit amounts accrued under the plan do not earn interest and will be paid out to participants upon their retirement from the Board. The retirement benefits under this arrangement represent a general unsecured obligation of the Company and no assets of the Company or the Bank have been segregated to satisfy the Company's obligations under the arrangement.

Vote Required

Election of a nominee for director will require the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLE 1.

                              CORPORATE GOVERNANCE

Director Independence

      Based on the information available to it, the Company's Board of Directors has determined that director nominee Peter Murphy and all incumbent directors are independent within the meaning of the listing standards of the National Association of Securities Dealers (NASD), except for Messrs. White and Marsh, who are executive officers of the Company.

      Under current NASD standards, an independent director is a person other than an officer or employee of the Company or the Bank or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Under NASD standards, a director of the Company is not considered independent if he or she:

      o has been employed in any capacity by the Company or the Bank during the past three years;
      o has accepted, or has a close family member who accepted, any payments from the Company or the Bank in excess of $60,000 in any consecutive twelve-month period during the last three years, except for
            o payments relating to ordinary loan or deposit relationships with the Bank
            o     compensation for Board service
            o compensation paid to a close family member who is not an executive officer of the Company or the Bank
            o certain retirement benefits or non-discretionary compensation and
            o payments arising solely from investments in the Company's common stock;
      o has a close family member who during the past three years was an executive officer of the Company or the Bank;
      o has been a principal, or has a close family member who was a principal, of any organization to which the Company made or from which it received payments, in any of the past three years, that exceeded the greater of $200,000 or 5% of the annual consolidated gross revenues of the other entity;
      o has been an executive officer of any other entity, or has a close family member who was an executive officer of any other entity, where any of the Company's executives serves on that other entity's compensation committee; or
      o has been, or had a family member who was, a partner or employee of the Company's independent auditor at any time during the last three years.

      In determining whether a director or nominee for director is independent, the Board considers all relevant facts and circumstances and may consider a director or nominee not to be independent even if none of the disqualifying factors listed above applies. However, if any of the above disqualifying factors applies, a director or nominee will not be considered independent.

Board Meeting Attendance

The Company's Board of Directors held four regular meetings and five special meetings during 2006. Each incumbent director attended at least 75% of the aggregate of all such meetings. In addition, all of the Company's directors serve on the Bank's Board of Directors, which meets monthly, and on various Board committees. Each of the directors attended at least 75% of the scheduled Bank Board and committee meetings during 2006, except for Aminta Conant, who attended approximately 70% of such meetings. When nominated and elected to the Board last year, Ms. Conant, an officer at a large manufacturing firm, had several preexisting work-related commitments that conflicted with the Bank Board and committee meeting schedule. Our expectation is that Ms. Conant will be able to attend at least 75% of the Bank Board and committee meetings in 2007.

Board Committees

      The Board of Directors has established three standing committees to help it in fulfilling its responsibilities. Members of the committees are nominated by the Corporate Governance/Nominating Committee and appointed by the Board. All members of the three standing committees under "Director Independence" are considered to be independent under the NASD standards described above. Additional information about each of the three standing committees is set forth below. The committee charters are available on the Company's website at www.communitybancorpvt.com.

      Compensation Committee. The responsibilities of the Company's Compensation Committee include reviewing and making recommendations to the Board of Directors concerning the compensation of the Company's executive officers and directors, establishing performance goals under the Officer Incentive Plan and approving matters relating to other compensation plans. The Committee also reviewed management's Compensation Discussion and Analysis contained in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

      A report of the Committee regarding management's Compensation Discussion and Analysis is set forth elsewhere in this proxy statement under the caption "COMPENSATION COMMITTEE REPORT."

      The members of the Compensation Committee are Rosemary Lalime (Chair), Thomas Adams, Aminta Conant, Michael Dunn and Dale Wells. During 2006, the Compensation Committee met two times. The Committee's charter is available on the Company's website at www.communitybancorpvt.com.

      Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping the corporate governance environment of the Company. As part of its duties, the Committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board and committee performance, makes recommendations as to the structure of Board meetings and flow of information to the Board, reviews Board compensation and reviews and makes recommendations as to the size, structure, composition and functions of the Bank's regional advisory boards.

      The Committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it has established minimum criteria for Board nominees. The Committee believes it would be desirable for a Board candidate to possess the following characteristics: (a) have experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee deems appropriate; (b) be a shareholder of the Company; (c) be willing and able to devote full interest and attendance to the Board and its committees; (d) bring business to the Company and its affiliate, Community Financial Services Group, including personal, business and investment accounts; (e) help develop business and promote the Company and its subsidiary and affiliate throughout our service area; (f) provide advice and counsel to the Board and senior management; (g) bring a diversity of interests to the Board as evidenced by participation in community, charitable or other similar activities; (h) have the ability to serve at least seven years before reaching the mandatory retirement age; and (i) maintain integrity and confidentiality at all times. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest after initial consideration by the Committee, additional information about her/him will be obtained through inquiries to various sources and, if warranted, interviews.

      St. Johnsbury businessman Peter J. Murphy was suggested to management by retiring Director Dale Wells. Management forwarded that recommendation, along with several other names, to the Corporate Governance/ Nominating Committee for consideration. The Committee believed strongly that Mr. Wells' successor should be another business person from St. Johnsbury, and determined that Mr. Murphy meets the Board's criteria for membership. Accordingly, the Committee recommended Mr. Murphy for election by shareholders at the annual meeting.

      The Committee will consider prospective nominees recommended by shareholders. Any shareholder wishing to recommend a person for consideration as a Board nominee should submit to the Committee the same information that would be required under the Company's By-laws if the shareholder sought to make a nomination from the floor at the annual meeting. The required information is described elsewhere in this proxy statement under the caption "SHAREHOLDER NOMINATIONS AND PROPOSALS-Shareholder Nominations." The Committee uses the same criteria for evaluating candidates recommended by shareholders as it does for those proposed by Board members or management.

      The members of the Corporate Governance/Nominating Committee are Jacques Couture (Chair), Rosemary Lalime, Marcel Locke, Dorothy Mitchell and Anne Moore. During 2006, the Committee met two times. The Committee's charter is available on the Company's website at www.communitybancorpvt.com.

      Audit Committee. The Audit Committee, which operates under a written charter, oversees the Company's accounting and financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent auditors on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains the Company's independent auditors. It has responsibility for the compensation, termination and oversight of the Company's independent auditors and evaluates the independent auditors' qualifications, performance and independence. The Committee has similar authority regarding selection and oversight of the Company's internal auditor. In addition, the Audit Committee pre-approves all services provided by the independent auditors, including both audit and permitted non-audit services. Those services and fees are described elsewhere in this proxy statement under the caption "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS-Fees Paid to Independent Auditors."

      The Audit Committee has established so-called "whistleblower procedures" for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. These complaint procedures, as well as the Audit Committee's charter, are posted on the Company's website at www.communitybancorpvt.com.

      Under SEC rules, companies must disclose whether at least one member of the Audit Committee qualifies as a "financial expert." As defined by the SEC, the concept of financial expert is heavily focused on individuals who have prepared or audited public company financial statements or have had similar management experience or responsibility or others performing those or comparable functions. Given the Company's rural market area and the limited number of public companies in it, the Board has not deemed it advisable to require that the Audit Committee include a person qualifying as a financial expert under this definition. The Board has considered the business experience, past performance as a Board and/or Audit Committee member and other qualifications of each of the members of the Audit Committee and has concluded that each of them has demonstrated that he or she is capable of (i) understanding generally accepted accounting principles ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with the accounting for estimates, accruals and reserves, (iii) analyzing and evaluating the Company's financial statements, (iv) understanding internal controls and procedures for financial reporting, and (v) understanding audit committee functions. Given the business experience and acumen of each of the members of the Audit Committee, the Board believes that each of such persons, although not a "financial expert" under the SEC definition, is nevertheless qualified to carry out all of the duties and responsibilities of a member of the Company's Audit Committee.

      The members of the Audit Committee are Thomas Adams (Chair), Aminta Conant, Elwood Duckless, Michael Dunn and Dale Wells. During 2006, the Company's Audit Committee met seven times. A report of the Company's Audit Committee is set forth elsewhere in this proxy statement under the caption "AUDIT COMMITTEE REPORT."

Shareholder Communications with the Board

      The Board welcomes communications from shareholders on matters relating to the Company's business operations and corporate governance. Shareholders may communicate with the Board, or its committees or individual directors, by writing to the following address: Board of Directors [or Board Committee or name of individual director]-Shareholder Communications; c/o Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829. The Corporate Secretary will forward communications to the Board or appropriate committee or individual director.

Attendance at Annual Shareholders Meeting

      All directors are encouraged and expected to attend the annual shareholders meeting. All of the Company's ten incumbent directors attended the 2006 annual meeting, as did the two director nominees elected at that meeting.

Compensation Committee Interlocks and Insider Participation

      The Company is not aware of the existence of any interlocking relationships between the senior management of the Company and that of any other company.

Transactions with Management

      The spouse and son of director Anne Moore are the principal shareholders and executive officers of the Taylor Moore Agency, Inc. (an insurance agency and real estate brokerage firm), and Mrs. Moore is an employee of the agency. Since January 1, 2006, the Company and its subsidiary purchased various insurance coverages through the agency and paid $291,619 in premiums for such coverage. This amount represents gross premiums paid, and not commissions earned by the agency.

      Director nominee Peter J. Murphy is the President and a principal of Murphy Realty Co., Inc., a commercial real estate development firm. Murphy Realty Co., Inc. owns the Price Chopper Supermarket premises in St. Johnsbury at which Community National Bank leases space for its St. Johnsbury branch.

      Some of the incumbent directors, nominees and executive officers of the Company, and some of the corporations and firms with which these individuals are associated, are customers of Community National Bank in the ordinary course of business, or have loans outstanding from the Bank, and it is anticipated that they will continue to be customers of and indebted to the Bank in the future. All such loans were made in the ordinary course of business, do not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons, although directors were generally allowed the lowest interest rate given to others on comparable loans.

                             AUDIT COMMITTEE REPORT

      The Audit Committee consists of five Directors, each of whom meets applicable legal standards for independence. The Audit Committee's primary responsibility is to oversee the Company's financial reporting process and to report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements.

      Among the responsibilities of the Audit Committee include selecting an accounting firm to be engaged as the Company's independent auditors. Additionally, and as appropriate, the Audit Committee reviews and evaluates, discusses and consults with the Company's management, the Company's internal auditor and its independent auditors, regarding the following matters:

      o The plan and budget for, and the independent auditors' report on, the audit of the Company's financial statements;

      o The Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

      o Changes in the Company's auditing practices, principles, controls or methodologies, or in the Company's financial statements.

      o     Significant developments in auditing rules;

      o The adequacy of the Company's internal auditing controls, and its accounting, financial and auditing personnel; and

      o The establishment and maintenance of an environment within the Company that promotes and encourages quality financial reporting, sound business risk practices and ethical behavior.

      The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for the year ended December 31, 2006. First, the Committee discussed with Berry, Dunn, McNeil & Parker, the Company's independent accountants for 2006, those matters Berry, Dunn, McNeil & Parker communicated to and discussed with the Committee under Statement on Auditing Standards No. 61 (Communications with Audit Committees), including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Committee discussed with, and received a letter from, Berry, Dunn, McNeil & Parker concerning their independence from the Company and its management as required under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This discussion and disclosure informed the Committee of Berry, Dunn, McNeil & Parker's independence and assisted the Committee in evaluating such independence. The Committee also considered applicable auditor independence standards under the Sarbanes-Oxley Act and related regulations of the Securities and Exchange Commission. Finally, the Committee reviewed and discussed the Company's financial statements with the Company's management.

      Based on the discussions with Berry, Dunn, McNeil & Parker, on the independence discussions, and on the financial statement review, the Audit Committee recommended to the Board that the financial statements be included in the Company's 2006 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

      The Audit Committee has established procedures for the treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee has also established procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. No such complaints or concerns were received in 2006.

      Submitted by the Community Bancorp. Audit Committee,

      Thomas E. Adams, Chair
      Aminta Conant
      Elwood G. Duckless
      Michael H. Dunn
      Dale R. Wells

                               EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the executive officers of the Company.

                          Position(s) with the Company and Subsidiaries
Name and Age                  and Occupation for the Past Five Years
-------------------------------------------------------------------------------

Richard C. White, 61      Chief Executive Officer and Chairman and Director,
                          Community Bancorp. and Community National Bank (1)

Stephen P. Marsh, 59      President, Chief Operating Officer, Treasurer and
                          Director, Community Bancorp.; and President, Chief
                          Operating Officer and Director, Community National
                          Bank (2)

Alan A. Wing, 62          Vice President, Community Bancorp.; and Executive
                          Vice President, Community National Bank (3)

(1) Prior to January 6, 2004, Mr. White also served as President of both Community Bancorp. and Community National Bank.
(2) Prior to becoming President and Chief Operating Officer of Community Bancorp. and Community National Bank on January 6, 2004, Mr. Marsh served as Vice President of Community Bancorp. and Executive Vice President and Chief Financial Officer of Community National Bank.
(3) Prior to becoming Executive Vice President of Community National Bank on January 6, 2004, Mr. Wing served as the Bank's Senior Vice President.

                      COMPENSATON DISCUSSION AND ANALYSIS
                                [TO BE SUPPLIED]

                         COMPENSATION COMMITTEE REPORT

      The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company's Annual Report on Form 10-K for the year end December 31, 2006 filed with the SEC.

      Submitted by the Community Bancorp. Compensation Committee,

      Rosemary M. Lalime, Chair
      Thomas E. Adams
      Aminta Conant
      Michael H. Dunn
      Dale R. Wells

                             EXECUTIVE COMPENSATION
                                [TO BE SUPPLIED]

                                   ARTICLE 2

     PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE COMMON SHARES
                     AND CREATE A CLASS OF PREFERRED STOCK

      Article Five of the Company's Amended and Restated Articles of Incorporation currently authorizes the Company to issue up to 6,000,000 shares of common stock, $2.50 par value per share. The proposed amendment would revise Article Five to increase the authorized shares of common stock to 10,000,000 and, in addition, would authorize 1,000,000 shares of preferred stock, without par value, issuable in one or more series. The Board believes that the proposed increase in the authorized common stock and creation of a class of preferred stock are important to the Company's future growth and success and are therefore in the best interests of the Company and its shareholders. If the amendment is approved, the Board would have the authority to issue additional common shares and new preferred shares without further shareholder vote, unless a vote was otherwise required by law.

      Of the 6,000,000 authorized shares of common stock, as of the record date for this meeting, there were 4,339,723 shares issued of which 4,130,213 (net of repurchases) are currently outstanding. If the amendment is approved, the additional shares of common stock would have identical rights and privileges as currently outstanding shares of common stock.

      The Company's Amended and Restated Articles of Incorporation do not currently authorize any preferred stock. If the amendment is approved, the Board would have the authority to issue, without additional shareholder approval, up to 1,000,000 shares of what is commonly referred to as "blank check" or "series preferred" stock, with authority vested in the Board to create one or more series and to establish the designations and related rights and preferences of any series, as permitted by Vermont law. The Board believes that authorizing a class of series preferred stock will provide the Company with greater flexibility in structuring acquisitions, joint ventures, capital raising transactions and accomplishing other corporate purposes, without the delay and expense of calling a special meeting to obtain a shareholder vote to approve additional shares.

      If the amendment is approved, the Board would have the authority to determine by resolution at the time of issuance, the following features of any preferred shares, among others:

      o the designation of the series, which may be by distinguishing number, letter or title,

      o     the number of shares of the series,

      o the amounts payable on, and the preferences, if any, of the shares of the series in respect of dividends, and whether dividends, if any, will be cumulative or noncumulative,

      o     dates at which dividends, if any, will be payable,

      o the redemption rights and price or prices, if any, for shares of the series,

      o the terms and amounts of any sinking fund provided for the purchase of redemption of shares of the series,

      o the amounts payable on, and the preferences, if any, of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the company,

      o whether the shares of the series will be convertible into or exchangeable for shares of any other class of series, or any other security, of the Company or any other company, and, if so, the specification of such other class or series or other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which the shares will be convertible or exchangeable and any other terms and conditions upon which the conversion or exchange may be made,

      o the restrictions on the issuance of shares of the same series or of any other class or series, and

      o     the voting rights, if any, of the holders of shares of the series.

      The effect of the issuance of series preferred stock on the common shareholders cannot be determined until the Board designates the specific rights of the series being issued. However, the effects could include, among other things, restricting dividends on the Company's common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock. In accordance with applicable law, the Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its shareholders at the time of issuance.

      Similarly, the issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership or voting power of common stock held by existing shareholders. In addition, the holders of the Company's common stock would not have any preemptive rights to subscribe to or purchase any additional common or preferred shares that might be issued in the future. Should the amendment be approved, the Board does not intend to seek shareholder approval prior to any issuance of additional shares of common stock unless otherwise required by law.

      The issuance of additional common or preferred stock could be used by the Board to dilute the stock ownership or voting power of persons seeking to gain control of the Company, making it more difficult for a third party to effect a change in control. Similarly, the issuance of additional common or preferred stock to persons allied with Company management could make it more difficult to remove current management by diluting the stock ownership or voting rights of persons seeking to cause their removal. The Board is not aware of any attempt, or contemplated attempt, by any person to acquire control of the Company and, notwithstanding its potential anti-takeover effects, the amendment is not being proposed as an anti-takeover device.

      The additional shares will provide the Company with the flexibility to issue shares from time to time as may be desirable for the Company's business, such as raising capital for ongoing operations or implementation of strategic plans, business and asset acquisitions, stock splits and dividends, payment of stock-based compensation should the Board deem it appropriate in the future, and for other appropriate business purposes. The Board has not entered into any commitments to issue additional common or preferred shares at this time and has no present plans to issue any such shares.

      While the proposed amendment may have anti-takeover ramifications, the Board believes that the financial and strategic flexibility provided by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, thus enabling the Board to consider the proposed transaction in a manner that best serves the interests of shareholders.

      The text of Article Five of the Company's Amended and Restated Articles of Incorporation, both as currently in effect and as proposed to be amended, is set forth in Exhibit A to this proxy statement.

Vote Required

      Under applicable Vermont law, approval of the proposed amendment to the Company's Amended and Restated Articles of Incorporation will require that a majority of the Company's issued and outstanding shares of common stock be voted "FOR" the proposal.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLE 2.

                                   ARTICLE 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board has appointed Berry, Dunn, McNeil & Parker ("BDMP") as the Company's independent auditors to audit Community Bancorp.'s consolidated financial statements for the year ending December 31, 2007. BDMP served as the Company's independent auditors for 2006 and 2005 and also provided certain tax and other audit-related services in those years. See "Fees Paid to Independent Auditors" below. Representatives of BDMP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

      Although neither Vermont law nor the Company's By-laws requires the submission of the selection of the Company's independent auditors to the shareholders for approval, the Board of Directors believes it is appropriate to give shareholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the Board has made any determination as to what action, if any, would be taken if the shareholders do not ratify the appointment of BDMP as the Company's independent auditors for 2007.

Pre-Approval Required for Services of Independent Auditors

      As part of its duties, the Audit Committee is required to pre-approve audit and non audit services performed by the Company's independent auditors, in order to ensure that the provision of such services does not impair the auditors' independence. Under applicable law, certain services may not be performed by the auditors under any circumstances. Consistent with these legal requirements, the Audit Committee's charter provides that all permitted services must be approved by the Audit Committee in advance. However, the Audit Committee may delegate this authority to a member of the Committee, who is required to inform the entire Committee of any approval taken pursuant to that delegated authority. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors. Each of the services performed by BDMP described under the captions below was preapproved by the Audit Committee.

Fees Paid to Independent Auditors

Audit Fees. The aggregate fees billed for professional services rendered by BDMP for the audit of the Company's annual financial statements included in each of the Company's Forms 10-K and review of financial statements included in each of the Company's Forms 10-Q for the years ended December 31, 2006 and 2005, and consent procedures related to the filing of Form S-3 in 2005 were $79,346 and $75,500, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDMP related to the performance of the audit or review of the Company's financial statements in the years ended December 31, 2006 and 2005 were $10,642 and $12,173, respectively. These services related to the audit of the Company's employee benefit plan, implementation of the Sarbanes-Oxley Act of 2002 and the application of accounting pronouncements.

Tax Fees. The aggregate fees billed for professional services rendered by BDMP for tax compliance, tax advice and tax planning in the years ended December 31, 2006 and 2005 were $9,916 and $11,605, respectively. These services included preparation of federal tax returns, review of estimated tax payments, review of compliance with information reporting requirements and tax planning.

All Other Fees. There were no other fees billed for services provided by BDMP, other than the services reported in the paragraphs above, in the years ended December 31, 2006 and 2005.

Vote Required

      Ratification of the selection of the Company's independent auditors for the ensuing year will require that more votes be cast "FOR" than "AGAINST" the proposal.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLE 3.

                                 ANNUAL REPORT

      The Company's Annual Report to Shareholders for the year ended December 31, 2006, including consolidated financial statements and the report of BDMP thereon, accompanies this proxy statement.

                     SHAREHOLDER NOMINATIONS AND PROPOSALS

Shareholder Nominations

      A shareholder may make a nomination for director from the floor at the annual meeting, under procedures specified in Section 2.12 of the Company's By-Laws. Advance written notice of proposed nominations must be given to the Company. Such notice must be received by the Company on or before January 8, 2008 in order for a nomination to be made from the floor at the 2008 annual meeting. The notice of nomination should be sent to the attention of the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829 and must contain the following information for each nomination: (a) the name and address of the shareholder of record who intends to make the nomination, and if acting on behalf of a beneficial owner, the name and address of such beneficial owner; (b) the number of shares of the Company's common stock owned of record or beneficially by the nominating shareholder; (c) a representation that the nominating shareholder is a shareholder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (d) the name and address of the person to be nominated; (e) a description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; (f) such other information regarding the nominee as would have been required to be included in a proxy statement filed under the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (g) the written consent of the nominee to serve as a director of the Company if elected.

      In addition to the above process for shareholder nominations from the floor, the Compensation Committee will consider shareholder recommendations for possible Board nominees. Information about this process is contained elsewhere in this proxy statement under the caption "CORPORATE GOVERNANCE - Board Committees - Corporate Governance / Nominating Committee."

Shareholder Proposals

      A shareholder may present matters from the floor for action by the shareholders at the annual meeting, under procedures specified in Section 2.12 of the Company's By-Laws. Advance written notice of any matters to be presented must be given to the Company. Such notice must be received by the Company on or before January 8, 2008 in order to be considered from the floor at the 2008 annual meeting. The notice should be sent to the attention of the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829 and must contain the following information: (a) the name and address of the shareholder who intends to make a proposal, and if acting on behalf of a beneficial owner, the name and address of such beneficial owner; (b) the number of shares of the Company's common stock owned of record or beneficially by the shareholder-proponent; (c) a representation that the shareholder is a holder of record of the stock of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the meeting to present his or her proposal; (d) a brief description of the proposal; (e) the reasons for making the proposal; and (f) any direct or indirect interest of the shareholder or any person on whose behalf the shareholder is acting, in making such proposal.

Use of Discretionary Authority in Connection with Shareholder Nominations and Proposals

      Under the rules and regulations of the SEC, the Company will be permitted to use its discretionary authority conferred in the proxy card for the annual meeting to vote on a shareholder proposal or director nominee even if the proposal or nominee has not been discussed in the Company's proxy statement, unless the shareholder-proponent has given timely notice to the Company of his or her intention to present the proposal or nominee for vote at the meeting. Assuming timely notice has been given, the proxies will only be voted on the matter pursuant to the grant of discretionary authority if the Company has described the proposal in the proxy statement and indicated how the persons named as proxies intend to vote on the matter. In order to be considered timely for this purpose for the 2008 annual meeting, the shareholder-proponent must furnish written notice to the Company of the proposal or nominee no later than January 8, 2008, the same date as described above for notice of proposals to be made from the floor at the annual meeting.

Inclusion of Shareholder Proposals in Company Proxy Materials

      If a shareholder seeks to have his or her proposals included in the Company's proxy materials for the 2008 annual meeting, the notification deadline is earlier than noted in the preceding paragraphs. In order to be considered for inclusion in the Company's proxy material for the 2008 annual meeting, shareholder proposals must be submitted in writing to the Secretary of the Company not later than December 17, 2007, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion. Any such proposal will be omitted from or included in the proxy material at the discretion of the Board of Directors of the Company, subject to such rules and regulations.

      Questions about any of the procedures for shareholder nominations or proposals should be directed to the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829.

                                 OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors knows of no business that may come before the 2007 annual meeting other than the two items described in this proxy statement. If any other matters should properly come before the meeting, it is expected that proxies will be voted on such matters in accordance with the recommendations of management.

                         VOTING QUESTIONS OR ASSISTANCE

If you have any questions or require assistance with the voting process, contact either Corporate Secretary Chris Bumps or the Company's stock transfer agent, Registrar & Transfer Company, at the address or telephone number shown below:

Chris Bumps, Corporate Secretary                  Registrar & Transfer Company
Community Bancorp.                                Attn: Investor Relations Dept.
P.O. Box 259                                      10 Commerce Drive
Derby, VT  04829                                  Cranford, NJ  07016
(802) 334-7915                                    (800) 368-5948

                                                                      EXHIBIT A

             Proposed Amendment to Increase Authorized Common Stock
                     and Create a Class of Preferred Stock

Text of Article Five of the Amended and Restated Articles of Incorporation as currently in effect:

                                  ARTICLE FIVE
                                     STOCK

      The aggregate number of shares the Corporation shall have authority to issue is 6,000,000 shares, common, with a par value of $2.50 per share.

Text of Article Five of the Amended and Restated Articles of Incorporation as proposed to be amended:*

                                  ARTICLE FIVE
                                     STOCK

Section A. The aggregate number of shares of common stock the Corporation shall have authority to issue is [6,000,000] 10,000,000* shares, [common,] with a par value of $2.50 per share.

Section B. The aggregate number of shares of preferred stock the Corporation shall have authority to issue is 1,000,000, without par value, issuable in one or more series. The Board of Directors of the Corporation is hereby authorized to divide the shares of preferred stock into one or more series and to fix and determine by resolution the relative rights and preferences of any series so established, to the fullest extent permitted by law, including, without limitation, any voting powers, dividend rights, conversion rights, preemptive rights, liquidation preferences and redemption provisions.*


--------------------
[ ] Indicates deletion.
*   Indicates new text.

                                     PROXY
                               COMMUNITY BANCORP.

                    Proxy for Annual Meeting of Shareholders
                                  May 15, 2007

The undersigned hereby appoints Leonard Lippens and Frank Allard, and each of them individually, as his or her lawful agents and proxies with full power of substitution in each, to vote all of the common stock of Community Bancorp. that the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders to be held at the Elks Club, Derby, Vermont, on Tuesday, May 15, 2007 at 5:30 p.m. and at any adjournment thereof.

1.    ELECTION OF FOUR DIRECTORS to the Class expiring in 2010

      [ ] FOR ALL NOMINEES LISTED     [ ] WITHHOLD AUTHORITY to vote for
          BELOW                           all (except as marked to the contrary)
                                          nominees listed below

      To serve until the Annual Meeting in 2010: MICHAEL H. DUNN,
      MARCEL M. LOCKE, STEPHEN P. MARSH and PETER J. MURPHY.

(INSTRUCTION: To withhold authority to vote for any individual nominee while voting in favor of the others, strike a line through the nominee's name shown above.)

2. TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 10,000,000 AND TO CREATE A NEW CLASS OF STOCK CONSISTING OF 1,000,000 SHARES OF PREFERRED STOCK ISSUABLE IN ONE OR MORE SERIES.

      [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. TO RATIFY THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM OF BERRY, DUNN, MCNEIL & PARKER AS THE COMPANY'S EXTERNAL AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

      [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

In their discretion, the persons named above are authorized to act upon such other business as may properly come before the meeting or any adjournment thereof. If any such business is presented, it is the intention of the proxies to vote the shares represented hereby in accordance with the recommendations of management.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If this Proxy is properly executed but no direction is made, this Proxy will be voted FOR Items 1 and 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

Dated: _______________, 2007


----------------------------------          ----------------------------------
Signature(s) of Shareholder(s)              Signature(s) of Shareholder(s)

Please sign exactly as name is printed on this proxy. When signing as attorney, executor, administrator, trustee, guardian, officer, or in any other representative capacity, please so indicate. All joint owners should sign.

                               DINNER RESERVATION

A dinner will be served for all registered shareholders immediately following the Annual Meeting. Please indicate whether you plan to attend the dinner: I/We ____ will ____ will not attend the dinner. If stock is held jointly, indicate the number attending the dinner.
[ ] One    [ ] Two